UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The New York State Opportunity Funds

(Exact name of registrant as specified in charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

New York State Opportunity Funds

New York Equity Fund

Annual Report
March 31, 2004

Investment Adviser
Pinnacle Advisors LLC
5710 Commons Park Dr. East
Syracuse, NY 13057

May 28, 2004

Dear Shareholder:

It is with great pleasure that I report on the past year to you. If you have been invested in our Fund you are aware what a difficult time we endured in the two prior years. But, if you were able to stay the course or even wise enough to dollar cost average, you had a great year. True to our words, we were positioned to participate in the strong rebound in the stock market during the last 12 months.

For the year ending March 2004 our Fund had a return of + 56.20%. That was 21.27% better than the return of the S&P 500 for the same period. That is six straight quarters of performance that has been in the top 10% of all funds. Although we are very pleased with these numbers, it is very important we continue to pursue outstanding investment opportunities and produce above average returns for you. Remember, mutual funds are long-term investments, and we are confident long-term holders will fare better than investors who try to time the market.

Our view on the prospects for growth in the market remains positive. Despite the current headlines and worries about terrorism, it is our belief that the world is a very difficult place for terrorist to operate. Cooperation with other countries continues to root out more and more people that wish to cause us harm. Before September 11th, these individuals were free to travel, communicate, and move money around the world. That is no longer the case.

It is timely that some of our holdings in the Fund are active participants in the war on terror and we believe hold great promise for receiving business for products used to execute the war. New York also provides us with an abundance of investment options in the financial service industry, biotechnology, and alternative energy. We are excited about the coming year and believe we are well positioned to capitalize on opportunities that lie ahead. We appreciate your investment.

Sincerely,

/s/Gregg A. Kidd

Portfolio Manager

NEW YORK EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2004

Shares	Common Stocks - 99.13%	Value

	Air Transportation - 6.17%
15,000	JetBlue Airways, Corp. (a)	378,750

	Computer & Office Equipment - 3.74%
2,500	International Business Machines Corp.	229,600

	Consumer Discretionary - 3.43%
12,500	Time Warner, Inc. (a)	210,750

	Energy - 14.29%
70,000	Active Power, Inc.(a)	225,400
200,000	Arotech Corp.(a)	382,000
35,000	Plug Power, Inc.(a)	270,200
		877,600
	Financial - 21.19%
3,000	Bank of New York Co., Inc.	94,500
2,000	Bear Stearns Cos., Inc.	175,360
3,000	Citigroup, Inc.	155,100
1,500	Goldman Sachs Group, Inc.	156,525
4,000	J.P. Morgan Chase & Co.	167,800
2,500	Lehman Brothers Holdings, Inc.	207,175
1,000	M&T Bank Corp.	89,850
2,000	Merrill Lynch & Co.	119,120
30,000	Seibert Financial, Corp.	126,600
172	Travelers Property Casualty Corp. - Class A	2,950
355	Travelers Property Casualty Corp. - Class B	6,131
		1,301,111
	Health Care - 5.38%
3,375	Barr Pharmeuticals, Inc. (a)	154,914
5,000	Pfizer, Inc.	175,250
		330,164
	Industrials - 5.87%
60,000	Mechanical Technology, Inc. (a)	307,200
1,500	Paychex, Inc.	53,400
		360,600
	Information Technology - 12.61%
10,000	Anaren, Inc. (a)	158,600
700,000	CopyTele, Inc. (a)	336,000
25,000	Corning, Inc.	279,500
		774,100
	Media - .68%
25,000	Granite Broadcasting Corp.(a)	41,750

	Pharmaceutical Preporations - 12.9%
22,500	Ligand Pharmeceuticals, Inc.(a)	452,250
25,000	Regeneron Pharmeceuticals, Inc.(a)	339,500
		791,750
	Photographic Equipment & Supplies - 1.28%
3,000	Eastman Kodak Co.	78,510

	Services-Comercial, Physical & Biological Research - 3.03%
12,500	Albany Molecular Research, Inc.(a)	186,250

	Radio Broadcasting Stations - 6.92%
125,000	Sirius Satellite Radio, Inc.(a)	425,000

	Software - 1.63%
220,000	Nibex, Inc.(b)	100,000

	Total Common Stock - (Cost $4,777,121)	$ 6,085,935

Shares	Money Market Securities - .5%	Value

30,815	Milestone Funds Treasury Obligations Portfolio - Investor Shares (Cost $30,815)	$ 30,815

	Total Investments at Value - 99.63% (Cost $4,807,936)	$ 6,116,750

	Other Assets in Excess of Liabilities - .37%	22,548

	Net Assets - 100.0%	$ 6,139,298

(a) Non-income producing security.
(b) Restricted Security.

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004

ASSETS
Investment securities, at value (Cost $4,807,936)	$ 6,116,750
Cash	12,416
Securities Sold	49,592
TOTAL ASSETS	6,178,758

LIABILITIES
Payable for capital shares redeemed	1,787
Payable to affiliates (Note 3)	4,846
Other accrued expenses	32,827
TOTAL LIABILITIES	39,460

NET ASSETS	$ 6,139,298

NET ASSETS CONSIST OF:
Paid-in capital	$ 10,966,842
Accumulated net realized losses from security transactions	(6,136,358)
Net unrealized depreciation on investments	1,308,814
NET ASSETS	$ 6,139,298

Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value)	686,111

Net asset value and redemption price per share	$ 8.95

Maximum offering price per share ($8.95/95.25%) (Note 1)	$ 9.40

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ending March 31, 2004

INVESTMENT INCOME
Dividends	$ 30,977
Interest	14
30,991

EXPENSES
Investment advisory fees (Note 3)	54,466
Professional fees	31,453
Transfer agent fees (Note 3)	19,715
Distribution fees (Note 3)	13,617
Custodian fees	12,455
Accounting fees (Note 3)	9,300
Trustees' fees and expenses	7,561
Postage and supplies	6,072
Insurance expense	3,849
Registration fees	2,962
Other expenses	4,451
TOTAL EXPENSES	165,901
Fees waived and expenses reimbursed by the Advisor (Note 3)	(58,057)
NET EXPENSES	107,844

NET INVESTMENT LOSS	(76,853)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	395,149
Net change in unrealized appreciation
(depreciation) on investments	1,914,686
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	2,309,835

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ 2,232,982

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2004	Year Ended March 31, 2003
FROM OPERATIONS
Net investment loss	$ (76,853)	$ (57,441)
Net realized losses from security transactions	395,149	(2,858,868)
Net change in unrealized appreciation
(depreciation) on investments	1,914,686	784,233
Net decrease in net assets from operations	2,232,982	(2,132,076)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	290,309	322,643
Payments for shares redeemed	(424,345)	(728,363)
Net increase (decrease) in net assets from capital share transactions	(134,036)	(405,720)

TOTAL DECREASE IN NET ASSETS	2,098,946	(2,537,796)

NET ASSETS
Beginning of year	4,040,352	6,578,148
End of year	$6,139,298	$4,040,352

CAPITAL SHARE ACTIVITY
Shares sold	36,436	61,239
Shares redeemed	(54,876)	(118,513)
Net increase (decrease) in shares outstanding	(18,440)	(57,274)
Shares outstanding, beginning of year	704,551	761,825
Shares outstanding, end of year	686,111	704,551

See accompanying notes to financial statements.

NEW YORK EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000

Net asset value at beginning of year	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.08)	(0.16)	(0.15)	(0.17)
Net realized and unrealized gains (losses) on investments	3.30	(2.82)	(2.56)	(6.49)	5.58
Total from investment operations	3.22	(2.90)	(2.72)	(6.64)	5.41

Distributions from net realized gains	0.00	0.00	0.00	(1.28)	(0.29)

Net asset value at end of year	$ 8.95	$ 5.73	$ 8.63	$ 11.35	$ 19.27

Total return (a)	56.19%	-33.60%	-23.96%	-36.38%	38.55%

Net assets at end of year	$ 6,139,298	$ 4,040,352	$ 6,578,148	$ 8,547,585	$ 10,059,690

Ratios/Supplemental Data
Ratio of net expenses to average net assets (b)	1.98%	1.98%	2.06%	2.08%	1.98%
Ratio of net investment income to average net assets (b)	-1.02%	-1.40%	-1.55%	-0.91%	-1.15%

Portfolio turnover rate	123%	73%	106%	224%	154%

(a) Total returns shown exclude the effect of applicable sales loads.

(b)  Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the advisor, would have been 3.04%, 4.82%, 3.26%,2.49% and 2.74% for the years ended March 31, 2004, 2003, 2002, 2001 and 2000, respectively (Note 3).

(c) Ratio of net investment income to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the advisor, would have been -2.47%.

See accompanying notes to financial statements.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2004

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share Valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price).  The redemption price per share is equal to the net asset value per share.

Investment Income -- Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions -- Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2004, no distributions were required.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

Cost of portfolio investments	$ 4,826,300

Gross unrealized appreciation	$ 1,547,305
Gross unrealized depreciation	(256,855)
Net unrealized appreciation	$ 1,290,450
Capital loss carryforwards	$ 6,041,143

The difference between book cost and tax cost consists of wash sales of $18,364.

 The capital loss carryforwards as of March 31, 2004 in the table above expire as follows:

Amount	Expires March 31,
$ 883,674	2009
2,176,408	2010
1,498,099	2011
1,482,962	2012
$ 6,041,143

For the year ended March 31, 2003, the Fund reclassified net investment losses of $76,853 against accumulated net realized loss on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $6,190,152 and $6,431,956 respectively, for the fiscal year ended March 31, 2004.

3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor voluntarily waived its entire investment advisory fee of $54,466 and reimbursed the Fund $3,591 of additional operating expenses for the year ended March 31, 2004.  $4,846 is payable to the Advisor at year end.

3.   TRANSACTIONS WITH AFFILIATES (Continued)

The President of the Adviser is also President and a Trustee of the Trust.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Mutual Shareholder Services (MSS), MSS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.    For the year ended March 31, 2004, MSS was paid $19,715 for transfer agent services.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies. The President of Mutual Shareholder Services is also an officer of the Fund.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement between the Trust and MSS, MSS calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For the year ended March 31, 2004, MSS was paid $9,300 for accounting services.

UNDERWRITING AGREEMENT

The principal underwriter of the Fund’s shares is Pinnacle Investments, Inc. (the “Underwriter”), an affiliate of the Advisor.  For the year ended March 31, 2004, the Underwriter received underwriter commissions of $1,501 and broker commissions of $8,305 in connection with the sale of Fund shares.

PORTFOLIO TRANSACTIONS

During the fiscal year ended March 31, 2004, all of the Fund's portfolio transactions were executed through the Underwriter.  As a result, brokerage commissions of $87,932 were paid by the Fund to the Underwriter.

DISTRIBUTION PLAN

The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets.  For the year ended March 31, 2004, the Fund incurred $13,617 in distribution-related expenses under the Plan.

RELATED PARTY TRANSACTIONS

For the year ended March 31, 2004 the Trustees for the fund were paid $7,561.

4.   CHANGE IN ACCOUNTANTS

On November 17, 2003, PricewaterhouseCoopers LLP (“Pricewaterhouse”) resigned as independent auditors to the Fund.  Pricewaterhouse reports on the Fund’s financial statements for the fiscal years ended March 31, 1999 through March 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years stated above, there were no disagreements with Pricewaterhouse on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Pricewaterhouse, would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years.

On March 12, 2004, the Fund by action of its Board of Trustees, upon approval of the Fund’s shareholders, approved the engagement of Cohen McCurdy Ltd., Inc. as the independent auditors to audit the Fund’s financial statements for the fiscal year ending March 31, 2004.  During the fiscal years ended March 31, 1999 through March 31, 2003 neither the Fund nor anyone on its behalf consulted Cohen McCurdy Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2003, National Financial Services, for the benefit of others, in aggregate, more than 71% of the Fund.

6.   RESTRICTED SECURITIES

The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the board of directors at $328 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

6.   DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long-term capital gain/(accumulated losses)	($6117,994)
Unrealized appreciation/(depreciation)	$1,290,450
($4,827,544)

The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

NEW YORK EQUITY FUND

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

Overall responsibility for management of the Fund rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.  The following are the Trustees and executive officers of the Fund:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*Gregg A. Kidd	4605 E. Genesee Street, DeWitt, NY	41	President and Trustee	Since November 1996
Joseph Masella	One Unity Plaza at Franklin Square, Syracuse, NY	53	Trustee	Since February 1997
Mark E. Wadach	110 Treeland Circle, Syracuse, NY	51	Trustee	Since February 1997
			Vice President	Since
			Treasurer	Since
			Secretary	Since

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust.  The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company.  Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Additional information about the Board of Trustees and Executive Officers may be found in the Fund’s Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-899-8344.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

New York Equity Fund:

We have audited the accompanying statement of assets and liabilities of New York Equity Fund, a series of the New York Opportunity Funds, including the schedule of portfolio investments, as of March 31, 2004, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of New York Equity Fund for the years ended March 31, 2003, March 31, 2002, March 31, 2001 and March 31, 2000 were audited by other auditors whose reports expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of March 31, 2004, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Equity Fund as of March 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

May 24, 2004

Item 2. Code of Ethics.

Not available at this time.

(a)

As of the end of the period covered by this report, the registrant [has/has not] adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$

FY 2004

$ 11,695

(b)

Audit-Related Fees

Registrant

FY 2003

$

FY 2004

$ 0

(c)

Tax Fees

Not available at this time.

(d)

All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Not available at this time.

(2)

Percentages of Services Approved by the Audit Committee

Not available at this time.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Not available at this time.

(h)

The registrant's audit committee

 [has/has not] considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 12, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not available at this time.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New York State Opportunity Funds

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date  June 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 10, 2004

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 10, 2004

* Print the name and title of each signing officer under his or her signature.